UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Repurchase Agreement with JPMorgan Chase Bank, N.A.

On May 23, 2017, PennyMac Financial Services, Inc. (the “Company”), through its indirect controlled subsidiary, PennyMac Loan Services, LLC (“PLS”), entered into an amendment (the “JPM Amendment”) to its Master Repurchase Agreement, dated as of August 19, 2016, by and among JPMorgan Chase Bank, N.A. (“JPM”) and PLS (the “JPM Repurchase Agreement”), pursuant to which PLS may sell to, and later repurchase from, JPM newly originated mortgage loans. The obligations of PLS under the JPM Repurchase Agreement are fully guaranteed by Private National Mortgage Acceptance Company, LLC (“PNMAC”), which is the parent company of PLS and a controlled subsidiary of the Company.

Pursuant to the terms of the JPM Amendment, the maximum aggregate principal amount provided for in the JPM Repurchase Agreement was increased from $200 million to $500 million. The JPM Repurchase Agreement is committed to October 13, 2017. All other terms of the JPM Repurchase Agreement and the related guaranty, including the $50 million committed amount, remain the same in all material respects.

The foregoing descriptions of the JPM Amendment, JPM Repurchase Agreement and the related guaranty by PNMAC do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the JPM Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; (ii) the descriptions of the JPM Repurchase Agreement and the related guaranty in the Company’s Current Report on Form 8-K as filed on August 23, 2016; and (iii) the full text of the JPM Repurchase Agreement and the related guaranty attached thereto as Exhibits 10.1 and 10.2, respectively.

Repurchase Agreement with Bank of America, N.A.

On May 23, 2017, the Company, through PLS and PNMAC, also entered into an amendment (the “BANA Amendment”) to its Master Repurchase Agreement, dated as of March 17, 2011, by and among Bank of America, N.A. (“BANA”), PLS and PNMAC (the “BANA Repurchase Agreement”), pursuant to which PLS may sell to, and later repurchase from, BANA newly originated residential mortgage loans that it originates or acquires from correspondent lenders through PennyMac Mortgage Investment Trust (NYSE: PMT). The mortgage loans are serviced by PLS and the obligations of PLS under the BANA Repurchase Agreement are fully guaranteed by PNMAC.

Pursuant to the terms of the BANA Amendment, the term was extended to May 25, 2018, and the maximum aggregate principal amount provided for thereunder was temporarily increased from $500 million to $800 million. The period of the increase runs from May 26, 2017 to and including August 31, 2017. After August 31, 2017, the maximum aggregate principal amount will revert back to $500 million. All other terms and conditions of the BANA Repurchase Agreement, including the $225 million committed amount thereunder, and the related guaranty remain the same in all material respects. The Company, through PLS, is required to pay BANA a facility fee relating to the BANA Amendment, as well as all reasonable fees and out-of-pocket expenses incurred by BANA in connection with the preparation of the BANA Amendment.

The foregoing descriptions of the BANA Amendment, BANA Repurchase Agreement and the related guaranty by PNMAC do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the BANA Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; (ii) the full text of the BANA Repurchase Agreement, which was filed as Exhibit 10.18 to the Company’s Form S-1 Registration Statement filed on February 7, 2013; (iii) any amendments to the BANA Repurchase Agreement filed thereafter; and (iv) the full text of the related guaranty, which was filed as Exhibit 10.73 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2017, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Westlake Village, California for the purpose of: (i) electing nine (9) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2018 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) approving, by non-binding vote, the Company’s executive compensation; and (iv) recommending, by non-binding vote, the frequency of the Company’s executive compensation vote.  As of the record date, 22,917,545 shares of Class A common stock were issued and outstanding, and 49 shares of Class B common stock were issued and held by owners of Class A units of Private National Mortgage Acceptance Company, LLC (“PNMAC”).  Each share of Class A common stock held on the record date entitled the holder to one vote on each proposal. Each share of Class B common stock held on the record date entitled the holder to a number of votes on each proposal equal to the number of Class A units of PNMAC held by such holder on the record date.  The total number of eligible votes as of the record date was 76,327,355, of which 72,697,803 votes, or 95.24%, were present in person or by proxy.

Proposal 1:    The election of nine (9) director nominees to serve on the Board, each for a one-year term expiring at the 2018 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Stanford L. Kurland	68,231,997	510,892	3,954,914
David A. Spector	68,263,358	479,531	3,954,914
Matthew Botein	67,909,807	833,082	3,954,914
James K. Hunt	68,391,891	350,998	3,954,914
Patrick Kinsella	68,488,741	254,148	3,954,914
Joseph Mazzella	68,021,633	721,256	3,954,914
Farhad Nanji	67,978,064	764,825	3,954,914
Mark Wiedman	67,953,477	789,412	3,954,914
Emily Youssouf	68,488,741	254,148	3,954,914

All director nominees were elected.

Proposal 2:    Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,671,047	26,756	0	0

Proposal 3:    Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,876,376	6,603,536	262,977	3,954,914

Proposal 4:    Recommendation, by non-binding vote, of the frequency of the Company’s executive compensation vote.

One Year	Two Years	Three Years	Abstentions
67,056,174	177,738	1,245,941	263,036

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 13, 2017.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	First Amendment to Master Repurchase Agreement, dated as of May 23, 2107, by and among PennyMac Loan Services, LLC and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 11 to Master Repurchase Agreement, dated as of May 23, 2017, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: May 30, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Master Repurchase Agreement, dated as of May 23, 2107, by and among PennyMac Loan Services, LLC and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 11 to Master Repurchase Agreement, dated as of May 23, 2017, by and among Bank of America, N.A., PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC